EXHIBIT 12(B)

         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Form N-CSR of the Registrant for the annual period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 5, 2008                      /s/ Jon M. Burnham
      -----------------                  ---------------------------------------
                                         Jon M. Burnham, Chief Executive Officer
                                         (principal executive officer)

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         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Michael E. Barna, Chief Financial Officer of Burnham Investors Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Form N-CSR of the Registrant for the annual period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: March 5, 2008               /s/ Michael E. Barna
      -----------------           ----------------------------------------------
                                  Michael  E.  Barna,   Chief  Financial Officer
                                  (principal financial officer)